Supplement dated June 1, 2016
to the Statement of Additional Information (SAI) of the following fund:
Fund	SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Morgan Stanley Global Real Estate Fund	5/1/2016
Effective on June 1, 2016 (the Effective Date), CenterSquare Investment Management, Inc. (CenterSquare) assumes day-to-day management of the portfolio for the above mentioned Fund. Additionally, on the Effective Date, the Fund’s name is changed to Variable Portfolio – CenterSquare Real Estate Fund. Accordingly, on such date, all references to Variable Portfolio - Morgan Stanley Global Real Estate Fund or VP – Morgan Stanley Global Real Estate Fund are hereby deleted and replaced with Variable Portfolio – CenterSquare Real Estate Fund or VP – CenterSquare Real Estate Fund, respectively.
Additionally, on the Effective Date, the changes described in this supplement are hereby made to the SAI.
The following is added to the Glossary in the "SAI Primer" section of the SAI:
CenterSquare	CenterSquare Investment Management, Inc.
The rest of the section remains the same.
The information in the "Subadvisers and Subadvisory Agreement Fee Schedules" table under the subsection, "The Investment Manager and Subadvisers – Subadvisory Agreements" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby amended as follows:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
VP – CenterSquare Real Estate Fund	CenterSquare (effective June 1, 2016)	AA	0.40% on assets up to $200 million, reducing to 0.30% thereafter
AA – CenterSquare, which is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, is a subsidiary of The Bank of New York Mellon.
The information under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – CenterSquare Real Estate Fund	CenterSquare: Dean Frankel(c)	5 RICs 27 PIVs 47 other accounts	$1.39 billion $854.94 million $5.66 billion	8 other accounts ($1.48 B)	CenterSquare	CenterSquare
	Eric Rothman(c)	3 RICs 3 PIVs	$533.14 million $122.67 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of March 31, 2016.
The following is added under the subsection, "The Investment Manager and Subadvisers - Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI:
CenterSquare: From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client
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circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.
During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of CenterSquare or its employees, CenterSquare has implemented a series of policies including, but not limited to, its Code of Conduct, which addresses avoidance of conflicts of interest, Personal Security Trading Policy, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies which are designed to prevent and detect conflicts when they occur. CenterSquare reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.
The following is added under the subsection, "The Investment Manager and Subadvisers - Structure of Compensation" in the "Investment Management and Other Services" section of the SAI:
CenterSquare: CenterSquare’s corporate compensation structure is comprised of three components: base pay, short-term incentive and deferred incentives. Individuals’ packages are designed with the appropriate component combinations to match specific positions.
■	Base pay: salary is competitive for all businesses across BNY Mellon’s businesses and geographies; base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.
■	Short-term income plan: annual cash bonus plan that is based on a number of factors including individual performance, individual contribution to meeting business unit goals, career development goals and adherence to corporate values.
■	Deferred compensation plan: long-term compensation that is made available generally to Senior Executives of the firm; invests in a combination of Bank of New York Mellon stock and in a mutual fund vehicle within CenterSquare’s Global Real Estate Securities strategy.
CenterSquare’s total compensation pool is determined based on CenterSquare profitability. Allocation of awards to employees are ultimately determined based on a combination of factors, including seniority, job responsibilities, and current year performance. The compensation of the portfolio managers is not directly tied to individual account performance or assets under management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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